                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                August 31, 1994
                       ---------------------------------
                       (Date of earliest event reported)



                             BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





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
          Delaware                          1-7377                      94-1681731
- ----------------------------              ------------             ----------------------
(State or other jurisdiction              (Commission                (I.R.S. Employer
     of incorporation)                    File Number)             Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                                94104
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




                                  415-622-3530
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 2.   Acquisition or Disposition of Assets.

          (a) On August 31, 1994, Continental Bank Corporation ("CBC"), a Delaware corporation, was merged (the "Merger") with and into BankAmerica Corporation ("BAC") pursuant to a Restated Agreement and Plan of Merger dated as of January 27, 1994 between CBC and BAC (the "Merger Agreement"). The Merger Agreement was approved and adopted by the stockholders of CBC at the Annual Meeting of Stockholders of CBC held on June 27, 1994. The Merger became effective at 11:59 p.m., Pacific Time, on August 31, 1994, in accordance with the Certificate of Merger filed by BAC with the Secretary of State of the State of Delaware pursuant to Section 251 of the Delaware General Corporation Law.

          In the Merger, (i) each outstanding share of CBC common stock was converted into either .7993 shares of BAC common stock, subject to provisions for the payment of cash for fractional shares, or $38.2970 per share in cash,
(ii) each outstanding share of CBC's Adjustable Rate Preferred Stock, Series 1 was converted into one share of BAC's Adjustable Rate Preferred Stock, Series 1 and (iii) each outstanding share of CBC's Adjustable Rate Cumulative Preferred Stock, Series 2 was converted into one share of BAC's Adjustable Rate Cumulative Preferred Stock, Series 2. The terms and provisions of such BAC preferred shares are substantially similar to the correlative series of CBC preferred shares.

          In connection with the Merger, CBC common stockholders were given the opportunity to elect to receive either all cash or all BAC common stock, or to make no election for their shares. According to figures from the Exchange Agent for the transaction, holders of approximately 21.9 million CBC common shares elected cash, holders of approximately 27.8 million CBC common shares elected BAC common stock and holders of approximately .5 million CBC common shares chose the "no election" preference. Shares for which no election forms were submitted by the election deadline of August 16, 1994, were treated as "no election" shares. Those CBC common stockholders who elected stock were also given the opportunity to divide their CBC common stockholdings into stock blocks of not less than 5,000 shares (the "Stock Blocks"). Holders who elected stock and did not divide their holdings into Stock Blocks were each treated as holding a single Stock Block.

          Pursuant to the Merger Agreement, the aggregate amount of BAC common stock issued in the transaction was approximately 21.5 million shares and the aggregate amount of cash paid to CBC common stockholders in the Merger was approximately $952,000,000. Based on the allocation procedures set forth in the Merger Agreement, there was an overelection by CBC common stockholders of approximately .7 million shares of BAC common stock. As a result, all CBC common stockholders who elected to receive cash or who chose or were deemed to have chosen the "no election" preference, will receive cash in the amount of $38.2970 for each share of CBC common stock. As to those CBC common stockholders who elected to receive BAC common stock, the Exchange Agent for the transaction selected, at random, a sufficient number of Stock Blocks to receive cash so that the number of shares of BAC common stock issued in the Merger was approximately 21.5 million.

          The funds used to pay the cash amount payable in respect to the shares of CBC common stock and used to pay cash for fractional shares came from BAC's general working capital funds. The nature and amount of consideration paid to CBC stockholders in the Merger was determined by negotiation between CBC and BAC.

          The description of the Merger, and of the BAC Adjustable Rate Preferred Stock, Series 1 and the BAC Adjustable Rate Cumulative Preferred Stock, Series 2 is contained in the Proxy Statement-Prospectus of CBC and BAC dated May 23, 1994, including the annexes thereto. A copy of the Merger Agreement is attached as Exhibit 2 to BAC's Current Report on Form 8-K dated March 11, 1994. Copies of the Certificates of Designation, Preferences and Rights of BAC's Adjustable Rate Preferred Stock, Series 1, and BAC's Adjustable Rate Cumulative Preferred Stock, Series 2 are attached as Exhibits 1 and 2, respectively, to BAC's Registration Statement on Form 8-A dated August 1, 1994.

          (b) The plant, equipment and other physical property acquired by BAC in the Merger was not material.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)      Financial Statements of Businesses Acquired.

                   Portions of CBC's Annual Report on Form 10-K for the year ended December 31, 1993 previously filed with the Securities and Exchange Commission are hereby incorporated by reference in this Current Report at Exhibit 99.a. The following audited consolidated financial statements and accompanying notes of CBC and its subsidiaries are incorporated:

                   Continental Bank Corporation.

                           (1)      Consolidated Balance Sheet - December 31,
                                    1993.

                           (2) Consolidated Statement of Operations - year ended December 31, 1993.

                           (3) Consolidated Statement of Cash Flows - year ended December 31, 1993.

                           (4) Consolidated Statement of Changes in Stockholders' Equity - year ended December 31, 1993.

                           (5) Notes to Financial Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited).

                   Such audited consolidated financial statements and accompanying notes of CBC and its subsidiaries have been included herein in reliance on the report of Price Waterhouse LLP, independent accountants, which is also incorporated by reference in this Current Report at Exhibit 99.a, given on the authority of said firm as experts in accounting and auditing. The consent of Price Waterhouse LLP is attached as Exhibit 23.

                   Portions of CBC's quarterly report on Form 10-Q for the quarter ended June 30, 1994 previously filed with the Securities and Exchange Commission are hereby incorporated by reference in this Current Report at Exhibit 99.b. The following unaudited consolidated financial statements and accompanying notes of CBC and its subsidiaries are incorporated:

                           (1)      Consolidated Balance Sheet - June 30, 1994.

                           (2) Consolidated Income Statement - three months and six months ended June 30, 1994.

                           (3) Consolidated Statement of Cash Flows - six months ended June 30, 1994.

                           (4) Consolidated Statement of Changes in Stockholders' Equity - six months ended June 30, 1994.

                           (5) Notes to Consolidated Financial Statements (to the extent applicable to the foregoing financial statements).

                   All information relating to CBC and its subsidiaries has been supplied by CBC and not by

                   BAC, and BAC does not warrant the accuracy or completeness of such information.

          (b)      Pro Forma Financial Information.

                   The pro forma financial information required pursuant to
                   Article 11 of Regulation S-X is incorporated herein by reference in this Current Report at Exhibit 99.c from BAC's Current Report on Form 8-K dated August 11, 1994, which was previously filed with the Securities and Exchange Commission.

          (c)      Exhibits.

                   The following exhibits are filed with this Current Report, except for Exhibits 99.a and 99.b, which are incorporated by reference from CBC's filings as indicated and except for
                   Exhibit 99.c, which is incorporated by reference from BAC's filing as indicated.

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
 Exhibit Number                    Description
 --------------                    -----------
  23               Consent of Price Waterhouse LLP

  99.a. The following audited financial statements of CBC and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from CBC's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-5872): Consolidated Balance Sheet - December 31, 1993, Consolidated Statement of Operations, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the year ended December 31, 1993; Notes to Financial Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited); and Report of Independent Accountants. (Portions of

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
                      CBC's Form 10-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

     99.b. The following unaudited financial statements of CBC and its subsidiaries and accompanying notes are incorporated by reference from CBC's quarterly report on Form 10-Q for the quarter ended June 30, 1994 (File No. 1-5872):
                      Consolidated Balance Sheet - June 30, 1994, Consolidated Income Statement for the three months and six months ended June 30, 1994, Consolidated Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the six months ended June 30, 1994; Notes to Consolidated Financial Statements (to the extent applicable to the foregoing financial statements). (Portions of CBC's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

     99.c.            Pro forma financial information required pursuant to
                      Article 11 of Regulation S-X is incorporated by reference from BAC's Form 8-K dated August 11, 1994 (File No. 1-7377).
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
                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BANKAMERICA CORPORATION
                                             _______________________
                                                  (Registrant)



Date:  September 1, 1994                     By /s/ JAMES H. WILLIAMS
                                                _________________________
                                                    James H. Williams
                                                Executive Vice President

                                 Exhibit Index 1


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

Exhibit Number                    Description
- --------------                    -----------
        23               Consent of Price Waterhouse LLP

        99.a. The following audited financial statements of CBC and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from CBC's Annual Report on Form 10-K for the year ended December 31, 1993 (File No. 1-5872):
                         Consolidated Balance Sheet - December 31, 1993,
                         Consolidated Statement of Operations, Consolidated
                         Statement of Cash Flows and Consolidated Statement of
                         Changes in Stockholders' Equity for the year ended
                         December 31, 1993; Notes to Financial Statements (to the extent applicable to the foregoing financial statements and except for the portions of those notes that are specifically identified therein as unaudited); and Report of Independent Accountants.
                         (Portions of CBC's Form 10-K not specifically incorporated reference are not required for this Current Report and are not incorporated by reference herein).

        99.b. The following unaudited financial statements of CBC and its subsidiaries and accompanying notes are incorporated by reference





___________________
1     The following exhibits are filed with this Current Report, except for
Exhibits 99.a and 99.b, which are incorporated by reference from CBC's filings as indicated and except for Exhibit 99.c, which is incorporated by reference from BAC's filing as indicated.

                         from CBC's quarterly report on Form 10-Q for the quarter ended June 30, 1994 (File No. 1-5872):
                         Consolidated Balance Sheet - June 30, 1994,
                         Consolidated Income Statement for the three months and six months ended June 30, 1994, Consolidated
                         Statement of Cash Flows and Consolidated Statement of Changes in Stockholders' Equity for the six months ended June 30, 1994; Notes to Consolidated Financial
                         Statements (to the extent applicable to the foregoing financial statements). (Portions of CBC's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

        99.c.            Pro forma financial information required pursuant to
                         Article 11 of Regulation S-X is incorporated by reference from BAC's Form 8-K dated August 11, 1994
                         (File No. 1-7377).
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